AMENDMENT NO. 1 TO
                                VOTING AGREEMENT

         The undersigned hereby agree that the Voting Agreement dated as of November 18, 1998 among them (the "Voting Agreement") shall be amended to delete reference to Harco Products, Inc. as one of the MacTarnahan Parties and to add the MacTarnahan Family Trust as one of the MacTarnahan Parties. The undersigned also agree that Schedule 1 to the Voting Agreement shall be amended to provide as follows:

    Name                                Number of Shares Owned

    Electra Partners, Inc.              180,300 Shares plus warrant to purchase
                                        32,886.75 shares

    Charles A. Adams Family Trust       666,192 shares

    Charles A. Adams                    Option to purchase 36,000 shares

    Charles Francis Adams III           525 Shares

    Katherine Maxwell Adams             525 shares

    R.M. MacTarnahan                    22,860 shares plus an option to purchase
                                        6,000 shares

    Jean MacTarnahan                    600 shares

    R.S. MacTarnahan                    97,714 shares plus an option to purchase
                                        6,000 shares

    MacTarnahan Limited Partnership     Warrant to purchase 43,848.75 shares

    Black Lake Investments              73,335 shares

    Harmer Mill & Logging Co.           765,162 shares

    MacTarnahan Family Trust            390,858 shares

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the 6th day of December, 1999.

                                           Harmer Mill & Logging Supply Co.


R.M. MacTarnahan                           By: /s/ R. Scott MacTarnahan
------------------------------------          ----------------------------------
Robert Malcolm MacTarnahan                    Robert Scott MacTarnahan, Vice
                                              President

                                           MacTarnahan Family Trust


/s/ R. Scott MacTarnahan                   By: /s/ R.M. MacTarnahan
------------------------------------          ----------------------------------
Robert Scott MacTarnahan                       Robert M. MacTarnahan, Trustee

MacTarnahan Limited Partnership            Black Lake Investments

By: Harmer Mill & Logging Supply Co.
                                           /s/ R.M. MacTarnahan
    By: /s/ R. Scott MacTarnahan           -------------------------------------
   ---------------------------------       Robert Malcolm MacTarnahan, Partner
   Robert Scott MacTarnahan,
   Vice President
                                           /s/ R. Scott MacTarnahan
                                           -------------------------------------
                                           Robert Scott MacTarnahan, Partner
/s/ C.A. Adams
------------------------------------       Electra Partners, Inc.
Charles Anthony Adams

                                           By: /s/ C.A. Adams
                                              ----------------------------------
                                              Charles Anthony Adams, President
/s/ Charles Adams
------------------------------------        Charles A. Adams Family Trust
Charles Francis Adams III
                                            By: /s/ C.A. Adams
                                               ---------------------------------
                                               Charles Anthony Adams, Trustee
/s/ K.M. Adams
------------------------------------
Katherine Maxwell Adams